                                  Exhibit 10.3

                                 SLM Corporation
                              DIRECTORS STOCK PLAN

                  1.       PURPOSE

                  The purpose of the SLM Corporation Directors Stock Plan (the "Plan") is to advance the interests of SLM Corporation, a Delaware corporation (hereinafter the "Company"), by enabling the Company to attract, retain and motivate qualified individuals to serve on the Company's Board of Directors and to align the financial interests of such individuals with those of the Company's stockholders by providing for or increasing their proprietary interest in the Company. The stock options granted pursuant to this Plan are not qualified under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

                  2.       DEFINITIONS

                  "Board" means the Board of Directors of the Company.

                  "Committee" means the Board and/or a committee of the Board acting pursuant to its authorization to administer this Plan under Section 7.

                  "Common Stock" means the Company's Common Stock, par value $.20, as presently constituted, subject to adjustment as provided in Section 9.

                  "Fair Market Value" means, as of any date, and unless the Committee shall specify otherwise, the closing market price for the Common Stock reported for that date on the composite tape for securities listed on the New York Stock Exchange or, if the Common Stock did not trade on the New York Stock Exchange on the date in question, then for the next preceding date for which the Common Stock traded on the New York Stock Exchange.

                  "Non-Employee Director" means a member of the Board or a member of the Board of Directions of a subsidiary of the Company who is not at the time also an employee of the Company or any of its direct or indirect majority-owned subsidiaries (regardless of whether such subsidiary is organized as a corporation, partnership or other entity). For purposes of this Plan, the Chairman of the Board's status as an employee shall be determined by the Committee.

                  3.       SHARES SUBJECT TO THE PLAN

                  Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock which may be issued pursuant to this Plan shall not exceed 3,500,000; provided that no more than 1,500,000 of such shares may be issued in the form of stock grants under the Plan. Shares issued under this Plan may be authorized and unissued shares of Common Stock or shares of Common Stock reacquired by the Company. All or any shares of Common Stock subject to a stock option or stock grant which for any reason are not issued or are reacquired under the stock option or stock grant may be made subject to a stock option or stock grant under the Plan. The number of shares of Common Stock issued upon the exercise of "replacement options", i.e. options granted to purchase a number of shares of Common Stock equal to the number of shares of Common Stock used to exercise an underlying stock option (either shares previously owned or shares acquired pursuant to the exercise of the underlying option and sold in order to exercise e.g., such as in a so-called "cashless exercise"), shall not reduce the aggregate number of shares authorized under the Plan.

                  4.   PARTICIPANTS

                  Any person who is a Non-Employee Director shall be eligible for the award of stock options and/or stock grants hereunder.

                  5.   NON-EMPLOYEE DIRECTOR AWARDS

                  The Committee may provide for stock options and/or stock grants to be awarded to Non-Employee Directors in consideration for their service to the Company. The Committee shall determine to which Non-Employee Directors any such stock options and/or stock grants shall be awarded hereunder (any such person, a "Participant"). The Committee shall specify the number of shares subject to each stock option or stock grant provided for under this
Section 5, or the formula pursuant to which such number shall be determined, the Participants to receive any such award, the date of award and the vesting and expiration terms applicable to such stock option or stock grant. The Committee may provide that the exercisability of a stock option or the vesting of a stock award or of shares issued or issuable upon exercise of a stock option is subject to the satisfaction of such conditions or the occurrence of such other events as the Committee specifies, including, without limitation, the passage of time, continued service, the price of the Common Stock meeting or exceeding a specified level, the achievement of other performance goals or the satisfaction of an event or condition within the control of the Participant or within the control of others. The award of stock options or stock grants hereunder may, but need not, be conditioned on the Non-Employee Director electing to forego his or her right to all or any part of his or her cash retainer or other fees. Subject to adjustment pursuant to Section 9, the maximum number of shares of Common Stock subject to stock options and stock grants awarded under this Plan during any calendar year to any person on account of his or her service as a Non-Employee Director, other than stock options or stock grants that a Non-Employee Director has elected to receive in lieu of cash retainer or other fees, shall not exceed 262,500 shares.

                  6.   TERMS AND CONDITIONS OF STOCK OPTIONS AND STOCK GRANTS

                  (a) General Terms and Conditions: Stock options and stock grants awarded pursuant to the Plan need not be identical but each stock option and stock grant shall be subject to the following general terms and conditions:

                       (1) Terms and Restrictions Upon Shares: The Committee may provide that the shares of Common Stock issued upon exercise of a stock option or receipt of a stock grant shall be subject to such further conditions, restrictions or agreements as the Committee in its discretion may specify prior to the exercise of such stock option or receipt of such stock grant, including without limitation, deferrals on issuance, conditions on vesting or transferability, and forfeiture or repurchase provisions. The Committee may establish rules for the deferred delivery of Common Stock upon exercise of a stock option or receipt of a stock grant with the deferral evidenced by use of "Stock Units" equal in number to the number of shares of Common Stock whose delivery is so deferred. A "Stock Unit" is a bookkeeping entry representing an amount equivalent to the Fair Market Value of one share of Common Stock. Stock Units represent an unfunded and unsecured obligation of the Corporation except as otherwise provided by the Committee. Settlement of Stock Units upon expiration of the deferral period shall be made in Common Stock or otherwise as determined by the Committee. The amount of Common Stock, or other settlement medium, to be so distributed may be increased by an interest factor or by dividend equivalents. Until a Stock Unit is settled, the number of shares of Common Stock represented by a Stock Unit shall be subject to adjustment pursuant to Section 9.

                       (2) Transferability of Option: Unless otherwise provided by the Committee, each stock option shall be transferable only by will or the laws of descent and distribution.

                       (3) Other Terms and Conditions: No holder of a stock option or stock grant shall have any rights as a stockholder with respect to any shares of Common Stock subject to a stock option or stock grant hereunder until said shares have been issued. Stock options and stock grants may also contain such other provisions, which shall not be inconsistent with any of the foregoing terms, as the Board or the Committee shall deem appropriate. The Committee may waive conditions to and/or accelerate exercisability of a stock option or stock grant, either automatically upon the occurrence of specified events (including in connection with a change of control of the

Company) or otherwise in its discretion. No stock option or stock grant, however, nor anything contained in the Plan, shall confer upon any Participant any right to serve as a director of the Company.

              (b) Stock Option Price: The exercise price for each stock option shall be established by the Committee or under a formula established by the Committee. The exercise price shall not be less than the Fair Market Value of the stock on the date of grant. The exercise price shall be payable in cash, by payment under an arrangement with a broker where payment is made pursuant to an irrevocable direction to the broker to deliver all or part of the proceeds from the sale of the option shares to the Company, by the surrender of shares of Common Stock owned by the option holder exercising the option and having a fair market value on the date of exercise equal to the exercise price but only if such will not result in an accounting charge to the Company, or by any combination of the foregoing. In addition, the exercise price shall be payable in such other form(s) of consideration as the Committee in its discretion shall specify, including without limitation by loan (as described in Section 8) or by techniques that may result in an accounting charge to the Company.

              (c) Stock Grant Terms: Stock grants under the Plan may, in the sole discretion of the Committee, but need not, be conditioned upon the Participant paying cash or cash-equivalent consideration or agreeing to forego other compensation for the Shares covered by the stock grant. Stock grants under the Plan may be subject to such conditions, restrictions or other vesting terms as are established in the sole discretion of the Committee, including, without limitation, the passage of time, continued service, the price of the Common Stock meeting or exceeding a specified level, the achievement of other performance goals or the satisfaction of an event or condition within the control of the Participant or within the control of others.

              7.   ADMINISTRATION OF THE PLAN

              The Plan shall be administered by the Board, except that as provided herein the Plan may be administered by a Committee of the Board, as appointed from time to time by the Board. The Board shall fill vacancies on and from time to time may remove or add members to the Committee. The Committee shall act pursuant to a majority vote or unanimous written consent.

              Subject to the express provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation:
(a) to prescribe, amend and rescind rules relating to this Plan and to define terms not otherwise defined herein; (b) to prescribe the form of documentation used to evidence any stock option or stock grant awarded hereunder, including provision for such terms as it considers necessary or desirable, not inconsistent with the terms established by the Board; (c) to establish and verify the extent of satisfaction of any conditions to exercisability applicable to stock options or to receipt or vesting of stock grants; (d) to determine whether, and the extent to which, adjustments are required pursuant to Section 9 hereof; and (e) to interpret and construe this Plan, any rules and regulations under the Plan and the terms and conditions of any stock option or stock grant awarded hereunder, and to make exceptions to any procedural provisions in good faith and for the benefit of the Company. Notwithstanding any provision of this Plan, the Board may at any time limit the authority of the Committee to administer this Plan.

              All decisions, determinations and interpretations by the Board or, except as to the Board, the Committee regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any stock option or stock grant awarded hereunder, shall be final and binding on all Participants and holders of stock options and stock grants. The Board and the Committee may consider such factors as it deems relevant, in its sole and absolute discretion, in making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

              8.   LOANS

              The Company may, if authorized by the Committee, make loans for the purpose of enabling a Participant to exercise stock options and, if applicable, receive stock awarded under the Plan and to pay the tax liability resulting from a stock option exercise or stock grant under the Plan. The Committee shall have full authority to determine the terms and conditions of such loans. Such loans may be secured by the shares of Common Stock received upon exercise of such stock option or receipt of such stock grant.

              9.    ADJUSTMENT OF AND CHANGES IN THE STOCK

              If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the maximum number and type of shares or other securities that may be issued under this Plan shall be appropriately adjusted. The Committee shall determine in its sole discretion the appropriate adjustment to be effected pursuant to the immediately preceding sentence. In addition, in connection with any such change in the class of securities then subject to this Plan, the Committee may make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may be acquired pursuant to stock options and stock grants theretofore awarded under this Plan and the exercise price of such stock options or price, if any, of such stock grants.

              No right to purchase or receive fractional shares shall result from any adjustment in stock options or stock grants pursuant to this Section 9. In case of any such adjustment, the shares subject to the stock option or stock grant shall be rounded up to the nearest whole share of Common Stock.

              10.   REGISTRATION, LISTING OR QUALIFICATION OF STOCK

              In the event that the Board or the Committee determines in its discretion that the registration, listing or qualification of the shares of Common Stock issuable under the Plan on any securities exchange or under any applicable law or governmental regulation is necessary as a condition to the issuance of such shares under the stock option or stock grant, the stock option or stock grant shall not be exercisable or exercised in whole or in part unless such registration, listing, qualification, consent or approval has been unconditionally obtained.

              11.   TAXES

              The Board or Committee may make such provisions or impose such conditions as it may deem appropriate for the withholding or payment by a Participant of any taxes which it determines are necessary or appropriate in connection with any issuance of shares under this Plan, and the rights of a holder of a stock option or stock grant in any shares are subject to satisfaction of such conditions. The Company shall not be required to issue shares of Common Stock or to recognize the disposition of such shares until such obligations are satisfied. At the Participant's election, any such obligations may be satisfied by having the Company withhold a portion of the shares of Common Stock that otherwise would be issued to the holder of the stock option or stock grant upon exercise of the stock option or vesting or receipt of the stock grant or by surrendering to the Company shares of Common Stock previously acquired. The Company and any affiliate of the Company shall not be liable to a Participant or any other persons as to any tax consequence expected, but not realized, by any Participant or other person due to the receipt of any stock options or shares awarded hereunder.

              12.   ARBITRATION AND APPLICABLE LAW

              Any claim, dispute or other matter in question of any kind relating to this Plan shall be settled by arbitration before a single arbitrator and otherwise conducted in accordance with the Rules of the American Arbitration Association, which proceedings shall be held in the city in which the Company's executive offices are located. Notice of demand for arbitration shall be made in writing to the opposing party and to the American Arbitration Association within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall a demand for arbitration be made after the date when the applicable statute of limitations would bar the institution of a legal or equitable proceeding based on such claim, dispute or other matter in question. The decision of the arbitrator shall be final and may be enforced in any court of competent jurisdiction. This Plan and any rights hereunder shall be interpreted and construed in accordance with the laws of the State of Delaware and applicable federal law.

               13.    EFFECTIVE DATE, AMENDMENT AND TERMINATION OF PLAN

               This Plan shall become effective upon its adoption by the Board, subject to approval by a majority of the outstanding shares of the Company present, or represented by proxy, and entitled to vote at a meeting of the Company's stockholders. Unless earlier suspended or terminated by the Board, no stock options or stock grants may be awarded after the tenth anniversary of the date the Plan is approved by the Company's stockholders. The Board may periodically amend the Plan as determined appropriate, without further action by the Company's stockholders except to the extent required by applicable law. Notwithstanding the foregoing, and subject to adjustment pursuant to Section 9, unless approved by the Company's stockholders, (a) the Plan may not be amended to materially increase the number of shares of Common Stock authorized for issuance under the Plan and (b) the exercise price of stock options outstanding under the Plan may not be reduced or adjusted downward, whether through amendment, cancellation or replacement grants or any other means.